Gray Television's Acquisition of Schurz Communications' Broadcast Assets

NYSE:GTN

September 15, 2015

Disclaimer

This presentation contains certain forward-looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include Gray's ability to maintain relationships with cable operators, satellite providers and other key commercial partners of any acquired business, the ability to retain key employees of any acquired business, the ability to successfully integrate the acquired business into its operations, and the ability to realize the expected benefits and synergies from the acquisition, including the expected accretion in earnings. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.Gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, or for changes made to this presentation by wire services, Internet service providers or other media, whether as a result of new information, future events or otherwise.

Transaction Overview and Acquisition Rationale

- On September 14, 2015, Gray TV ("Gray") announced that it had reached an agreement to acquire all of the television and radio assets of Schurz Communications, Inc. ("Schurz") for $442.5 million, inclusive of working capital
  - The purchase price represents a multiple of ~7.1x blended '15E/'16E pro forma BCF
  - The transaction is expected to be immediately accretive to free cash flow
- Demonstrates Gray's continued commitment to acquire high-quality stations in attractive markets
  - Expands Gray's operations to a total of 49 television markets, 28 states and 9.3% U.S. TVHH reach
  - Increases Gray's scale, quality and diversification of its portfolio, and exposure to key political markets
  - Provides Gray with the top-rated and highest grossing television stations in five additional markets, resulting in the number-one or number-two ranked television station operation in 48 of 49 markets
- To facilitate regulatory approval, Gray will divest WSBT (CBS) – Schurz's television station in South Bend, IN (DMA 96), and KAKE (ABC) – Gray's television station in Wichita, KS (DMA 65) for cash and / or swap for comparable high-quality television stations
- Gray plans to finance the transaction with cash on hand and additional borrowings
  - Gray expects net leverage at closing to be approximately 5.5x L8QA OCF and also expects considerable de-levering in 2016 through strong free cash flow generation
- Gray expects the receipt of regulatory and other approvals for a transaction close in Q4 2015 or Q1 2016

Acquisition Snapshot

($ in Millions)	Gray TV [3]	Schurz	Pro Forma
Financial Profile			
2014 Net Revenue	$621	$153	$774
2014 Broadcast Cash Flow	$285	$64 [4]	$348
2014 Operating Cash Flow [1]	$257	$64 [4]	$321
Scale [2]			
Stations	77	11	87
Markets	46	7	49
TV Household Reach	9.6 million (8.5%)	2.1 million (1.9%)	10.5 million (9.3%)
Asset Quality			
#1 / #2 Markets [2]	43	6	48
2012 Net Political Revenue	$120	$21 [5]	$141 [5]
2014 Net Political Revenue	$94	$26	$120
2014 Gross Retransmission Revenue	$91	$18 [6]	$109

Big 4 Network Affiliated Channels [2]



FOX
13
30
abc
17
22



abc
5[8]
6[7]
3



FOX
13
35
abc
19
25

Source: Company management and filings and BIA Investing in Television Market Report

Note: Standalone metrics fully pro forma for all acquisitions previously announced and closed, excluding Schurz

(1) OCF as defined in the existing Senior Secured Facilities Credit Agreement

(2) Pro forma column pro forma for divestitures of KAKE-TV (ABC, Wichita, KS) and WSBT-TV (CBS, South Bend, IN)

(3) Pro forma for all transactions announced prior to Schurz, including operating synergies

(4) Including operating synergies

(5) Excludes KOTA, which was acquired by Schurz in May 2014

(6) Based on status quo Schurz retransmission rates

(7) Includes WSBT-TV and three KWCH-TV satellite stations

(8) Includes three KOTA-TV satellite stations

Gray TV Pro Forma National Footprint

Ranked #1 or #2 in 48 of 49 Markets
Reaching approximately 9.3% of US TV households



North Platte, NE
FOX
Rapid City, SD
FOX abc 4 FM
Lincoln, NE
Sioux Falls, SD
Omaha, NE
Fargo, ND
Bismarck, ND
FOX
Cedar Rapids, IA
Wausau - Rhinelander, WI
FOX
Rockford, IL
Lansing, MI
Flint, MI
Presque Isle, ME
FOX
South Bend, IN
3 FM / 1 AM
Toledo, OH
Casper, WY
Twin Falls, ID
FOX
La Crosse - Eau Claire, WI
Madison, WI
Cheyenne, WY
Lafayette, IN
4 FM / 1 AM
Parkersburg, WV
FOX
Reno, NV
Lexington, KY
Harrisonburg, VA
FOX
Topeka, KS
Charleston-Huntington, WV
Charlottesville, VA
FOX
Grand Junction, CO
Roanoke, VA
Hazard, KY
Colorado Springs - Pueblo, CO
Knoxville, TN
Greenville - New Bern - Washington, NC
Wichita - Hutchinson, KS
Springfield, MO
Bowling Green, KY
FOX
Odessa, TX
Sherman, TX - Ada, OK
FOX
Augusta, GA
Alexandria, LA
Albany, GA
Laredo, TX
Anchorage, AK
Monroe, LA
Dothan, AL
Tallahassee, FL - Thomasville, GA
Meridian, MS
Waco-Temple - Bryan, TX
Panama City, FL
Gray TV Station
Schurz TV Station
Schurz Radio Station
State Capital in DMA

Note: Excludes KAKE-TV (ABC, Wichita, KS) and WSBT-TV (CBS, South Bend, IN) due to anticipated divestiture or swap

Overview of Schurz's Television Stations: 6 out of 7 Markets are Ranked #1

DMA Rank	Market	Station	Affiliate Primary	Affiliate Secondary	2014 BIA Revenue Rank	2014 BIA Revenue Share
65	Wichita - Hutchinson, KS	KWCH	CBS	Weather+	1	33%
		KSCW	CW	DECADES	5	4%
		KDCU[1]	Univision	-	7	2%
67	Roanoke-Lynchburg, VA	WDBJ	CBS	MyTV / DECADES	1	34%
75	Springfield, MO	KY3	NBC	Weather+ / COZI	1	44%
		KSPR[2]	abc	Antenna TV	3	11%
		KCZ	CW	-	6	5%
96	South Bend-Elkhart, IN	WSBT[3]	CBS	IND. / Weather+	1	34%
112	Augusta, GA	WAGT[4]	NBC	CW	4	7%
147	Anchorage, AK	KTUU	NBC	Justice Network	1	41%
172	Rapid City, SD	KOTA	abc	MeTV / this TV	1	39%

Source: Company management and BIA Investing in Television Market Report
Note: Standalone metrics fully pro forma for all acquisitions previously announced and closed, excluding Schurz
(1) Owned by Entravision and operated via shared services agreement
(2) Owned by Perkin Media and operated via shared services agreement
(3) Gray will arrange for the divestiture of WSBT-TV (CBS, South Bend, IN) to an alternative buyer
(4) Operated by Media General through joint sales and shared services agreement

Gray TV Continues its Strategic Transformation with Substantial Growth Opportunity


FCC U.S. TV Household Cap: 39%
44%
Tribune
38%
Sinclair
31%
TEGNA
30%
Meredith Media General
19%
Hearst
18%
EW Scripps
18%
Nexstar
14%
Raycom
11%
Cox
9.3%
gray
Pro Forma
6%
Graham Holdings
4%
Weigel
4%
Sunbeam
4%
Hubbard
3%
Calkins Media
3%
Quincy
2%
Bahakel
2%
Cordillera
2%
Dispatch
1%
NPG
1%
Capitol
...

Source: Company filings, BIA Investing in Television Market Report, company websites
Note: Pro forma for all announced and closed transactions and excludes network O&O stations

Schurz Acquisition Demonstrates Gray TV's Commitment To Acquire High-Quality Stations in Attractive Markets

The Importance of Being #1



Higher Margins
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Earn highest share of local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations

- ✓ **48** of 49 markets with stations ranked #1 or #2
- ✓ **39** of 49 markets with stations ranked #1
- ✓ **One of Two** pure-play TV broadcasters with a full-time Washington DC News Bureau

gray
Washington News Bureau

Schurz Acquisition Enhances Gray TV's Political Profile

2014 Net Political Revenue Per TV Household



$11.40 (1)
$4.66
$4.40
$3.51
$3.45
$3.27
$1.75
gray
Meredith Media General (2)
TEGNA (3)
Scripps (4)
Nexstar (5)
Sinclair (6)
Tribune (7)

	Gray	Meredith Media General	TEGNA	Scripps	Nexstar	Sinclair	Tribune
2014 Political Revenue ($mm)	$120 (1)	$157	$160	$76	$56	$147	$90
2014 TV Households (mm)	10.5 (1)	33.7	36.4	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA, and Nielsen
(1) Pro forma for all announced and closed transactions
(2) Pro Forma for Media General / Meredith transaction
(3) Pro Forma for Belo and London transactions
(4) Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
(5) Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
(6) On a Pro Forma basis; Reported in Sinclair's March 2015 Investor Presentation
(7) As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

Gray TV's Financial Scale Continues to Increase

- Pro forma free cash flow from Schurz would have been approximately $40 million in 2014, and approximately $35 million on a blended 2013 / 2014 basis

Net Revenue (1)

($ in Millions)



LTM
L8QA
$346
$308
$307
$327
$405
$356
$346
$376
$508
$427
2010
2011
2012
2013
2014
$638
$774
$706
2013PF (2)
2014PF (2)
'13/'14 PF (2)

	2010	2011	2012	2013	2014	2013PF (2)	2014PF (2)	'13/'14 PF (2)
L8QA Growth	3%	6%	9%	5%	14%	--	--	--
LTM 2-Yr. Growth	6%	14%	17%	13%	25%	--	--	--

Operating Cash Flow (1)

($ in Millions)



LTM
L8QA
$136
$104
$97
$117
$174
$136
$114
$144
$195
$155
2010
2011
2012
2013
2014
$238
$321
$279
2013PF (2)
2014PF (2)
'13/'14 PF (2)

	2010	2011	2012	2013	2014	2013PF (2)	2014PF (2)	'13/'14 PF (2)
L8QA Margin	34%	36%	38%	38%	36%	--	--	--
LTM Margin	39%	32%	43%	33%	38%	37%	41%	40%

(1) Gray actual data per Company; 2013PF and 2014PF for all transactions announced / closed on or before 9/1/2015
(2) Includes Schurz operating results and expected synergies

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray's strategic investments have diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage [1]

($ in Millions)



Secured Net Debt / OCF
Net Debt / OCF
Preferred Stock / OCF
8.5x
3.5x
4.4x
7.5x
3.2x
4.0x
6.1x
2.2x
3.9x
5.7x
4.7x
1.0x
6.0x
3.4x
2.6x
4.8x[3]
5.6x[3,4]

	2010A	2011A	2012A	2013A	2014A	6/30/2015A	6/30/2015PF
Net Debt [2]	$828	$832	$824	$823	$1,201	$1,009[3]	$1,626[3]
Net Debt + Preferred Stock	$881	$872	$824	$823	$1,201	$1,009[3]	$1,626[3]
L8QA OCF	$104	$117	$136	$144	$200	$209	$289[4]

(1) Gray actual data per company filings
(2) Total debt less up to $30 million of cash on hand
(3) Total debt less all cash on hand
(4) Includes Schurz operating results and expected synergies

Capitalization Overview

- Net leverage at closing expected to be approximately 5.5x based on L8QA OCF with expected further de-levering in 2016
- No near-term debt maturities

Current Capitalization

($ in Millions)	6/30/2015 "As Reported"			6/30/2015 Pro Forma		
	Actual $	Cum. xL8QA OCF[1]	Cum. xLTM OCF[2]	Pro Forma $	Cum. xL8QA OCF[3]	Cum. xLTM OCF[4]
Cash & Equivalents	$222			$21		
Priority Revolver ($50MM) due 2019	–	0.0x	0.0x	--	0.0x	0.0x
Term Loan B due 2021	$556	2.7x	2.4x	$556	1.9x	1.7x
New Debt	–	2.7x	2.4x	$415	3.4x	3.0x
7.5% Senior Notes due 2020, at par value	$675	5.9x	5.2x	$675	5.7x	5.1x
Total Debt	**$1,231**	**5.9x**	**5.2x**	**$1,646**	**5.7x**	**5.1x**
Net Debt [5]	$1,201	5.7x	5.1x	$1,626	5.6x	5.0x
Debt Net All Cash [6]	$1,009	4.8x	4.3x	$1,626	5.6x	5.0x

Source: Company financials, Gray TV management estimates and Schurz management estimates

(1) Based on Gray's L8QA 6/30/15 Pro Forma OCF for transactions closed on/before 6/30/15 — $209

(2) Based on Gray's LTM 6/30/15 Pro Forma OCF for transactions closed on/before 6/30/15 — $236

(3) Based on Pro Forma combined L8QA 6/30/15 OCF for all transactions announced to date — $289

(4) Based on Pro Forma combined LTM 6/30/15 OCF for all transactions announced to date — $326

(5) Total debt less up to $30 million of cash on hand

(6) Total debt less all cash on hand

Questions & Answers